UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:   811-08795
40|86 Strategic Income Fund
(Exact name of registrant as specified in charter)
11815 North Pennsylvania Street
Carmel, IN  46032
(Address of principal executive offices) (Zip code)
Jeffrey M. Stautz
11815 North Pennsylvania Street
Carmel, IN  46032
 (Name and address of agent for service)
Registrant's telephone number, including area code:       317-817-4086
Date of fiscal year end:  June 30
Date of reporting period:  December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

40|86 STRATEGIC INCOME FUND

New York Stock Exchange Listed
Ticker Symbol: CFD

December 31, 2006
Semi-Annual Report

40 | 86 Strategic Income Fund	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

Performance

The 40|86 Strategic Income Fund returned 9.25% in Net Asset Value (NAV) for the six months ended December 31, 2006, outperforming the Fund’s benchmark(1). The Merrill Lynch High Yield Master II Index returned 8.44% over the same period. As a closed end mutual fund, the 40|86 Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock increased 12.81% for the six months ended December 31, 2006.

Top Performing Credits

The Fund’s return was increased by holdings in Alliance One, an independent leaf tobacco merchant, Republic of Turkey and Del Laboratories, marketer and manufacturer of cosmetics and over-the-counter pharmaceuticals. Alliance One was the best performer for the six months ended December 31, 2006, returning 19.00%. The positive return is attributed to strong market technicals and realized cost savings after the merger between Dimon and Standard Commercial. Republic of Turkey returned 17.80% as the emerging market sector demonstrated strong returns during the last six months of the year. Del Laboratories returned 17.50% as the result of continued progress on turning around poor operations and cost challenges.

Bottom Performing Credits

The Fund’s main detractors were in the homebuilding space. Ginn Club Resorts, which develops high-end communities in Florida, North Carolina and the Bahamas, was down 9.70% for the last six months. WCI Communities, a homebuilder in Florida and north eastern states, declined 2.28% over the last six months. The housing sectors in many states have been challenged as high cancellation rates and slow sales have persisted.

2006 Recap

Over the last six months of 2006, the high yield market continued its strong performance. The high yield market and the Fund outperformed 10-Year Treasuries, which returned 7.15%, and investment grade corporates, which returned 5.14%, but both lagged the S&P 500, which returned 12.75%. Much of the performance in the high yield space was attributed to GM and Ford, which collectively returned a staggering 26.5% over the last six months of 2006. Market participants continued to drive up the prices of these credits as refinancings, spin-offs and other positive restructuring events materialized throughout 2006. We do believe that most of the performance in these credits is now tapped out and would not expect either credit to have such a large and meaningful performance in 2007. In addition, high beta - or triple-Cs and below - were much of the overall positive performance in 2006, demonstrating investors’ risk appetite. With default rates remaining at all time lows, a slowing in monetary tightening and lasting economic strength, reach for yield continued throughout the year. For the last six months of 2006, triple-Cs returned 10.61%, single-Bs returned 7.67% and double-Bs returned 7.51%

During the second half of the year, we modestly increased our triple-C and auto exposure as the credit markets did not deteriorate as quickly as we had anticipated at the beginning of 2006. We, however, continue to remain underweight in both triple-Cs and autos compared to the Fund’s benchmark, as we plan to remain fundamentally focused in a heavily technically driven market.

Outlook

We expect that the high yield market will remain in positive territory, at least for the first half of 2007, as strong technicals persist. Standard and Poor’s long-term default rate is projected to remain below the long-term average of 4.29% as companies continue to operate under improved balance sheets and higher cash balances. High yield issuers continue to be greeted with open arms and are given opportunities to shore up balance sheets and increase liquidity by tapping the high yield markets. The Federal Reserve Board (the "Fed")  has become more data dependent and has ceased increasing short-term rates after two years of rate hikes, with the last rate increase occurring during August 2006. For the time being, it appears the Fed may have navigated a successful soft landing. With the labor market remaining firm, moderate GDP growth and what some are anticipating as the end of the housing slump, the backdrop remains favorable for the high yield market over the next six months. As 2007 progresses, we will be watching for signs of a weakening high yield market after a strong five year performance run. These signs could include a slowing economy, lower company profits, a reduction in market liquidity and increasing leverage of corporate balance sheets. We also remain concerned with the increasing corporate actions hostile to bondholder interests. These actions, including increased shareholder dividends, stepped up share buybacks and the general deterioration of the quality of high yield issuance, have been present during 2006 and are seen as continuing unabated in 2007.

Given our expectations that the first half of 2007 will continue to be a technically driven market with a reasonable fundamental background we plan to slightly increase beta while keeping a watchful eye on any signs of an overall weakening market. With that said, our core investment style remains fundamentally driven. If 2007 plays out as we expect, the market will begin to place more emphasis on the fundamental characteristics of the individual issuers within the high yield market, and the rising tide will not

40 | 86 Strategic Income Fund	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

raise all boats, as has been the case during 2006. We will continue to focus on companies that are well positioned within their respective industries and have balance sheets that can endure a more volatile financial market and a slower economy. With this focus, we believe that the Fund will be well positioned to withstand a less forgiving high yield market.

Amy Gibson	Richard Matas
Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

____________
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes. The Merrill Lynch High Yield Master II Index is an unmanaged, market capitalization weighted index of all domestic and yankee high yield bonds.

Management of the Fund

Amy Gibson, CFA and Richard Matas are the Fund’s portfolio managers. Ms. Gibson is head of the high yield group for 40|86 Advisors, Inc. She is responsible for the oversight of the high yield, bank loan and collateralized debt obligation portfolios. Mr. Matas is a high yield trader for 40|86 Advisors, Inc. He is responsible for trading high yield securities and providing portfolio management support for high yield and collateralized debt obligations.

Rating as a Percent of Total Investments (Best of Moody’s / S&P)

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2006

SHARES OR PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (132.4%)
Aerospace & Defense (1.3%)
$475,000	Alliant Techsystems, Inc., 6.750%, 04/01/2016	$476,187
500,000	Bombardier, Inc., 8.000%, 11/15/2014 (a)	515,000
		991,187
Athletic Equipment (1.3%)
1,000,000	Riddell Bell Holdings, Inc., 8.375%, 10/01/2012 (c)	982,500

Automobiles (1.8%)
500,000	Ford Motor Co., 7.450%, 07/16/2031	395,000
1,000,000	General Motors Corp., 7.200%, 01/15/2011	972,500
		1,367,500
Beverages (0.7%)
500,000	Constellation Brands, Inc., 8.125%, 01/15/2012	522,500

Books, Periodicals & Newspapers (0.6%)
500,000	Nebraska Book Co., Inc., 8.625%, 03/15/2012	482,500

Building Products, Air & Heating (1.3%)
1,000,000	Goodman Global Holdings, Inc., 7.875%, 12/15/2012 (c)	987,500

Building Services (2.5%)

585,000	Hexcel Corp., 6.750%, 02/01/2015 (c)	579,150
875,000	Rhodes Homes, 7.750%, 11/11/2010 (a)	861,020
500,000	William Lyon Homes, Inc., 7.625%, 12/15/2012 (c)	428,750
		1,868,920
Cable & Other Pay Television Services (8.3%)
500,000	Charter Communications Holdings I LLC/CCH I Capital Corp., 11.000%, 10/01/2015	515,625
500,000	Charter Communications Holdings II LLC/CCH II Capital Corp., 10.250%, 09/15/2010	525,625
1,000,000	Charter Communications Operating LLC, 8.375%, 04/30/2014 (a)(c)	1,048,750
725,000	CSC Holdings, Inc., 6.750%, 04/15/2012 (a)	710,500
500,000	DirecTV Holdings LLC, 6.375%, 06/15/2015	481,875
1,200,000	EchoStar DBS Corp., 6.625%, 10/01/2014 (c)	1,173,000
250,000	Mediacom Broadband LLC/Corp, 8.500%, 10/15/2015	254,375
500,000	Mediacom Broadband LLC/Corp, 8.500%, 10/15/2015 (a)	508,750
1,000,000	NTL Cable PLC, 9.125%, 08/15/2016 (e)	1,061,250
		6,279,750
Chemicals & Allied Products (5.7%)
1,010,000	Del Labs, Inc.,8.000%, 02/01/2012 (c)	951,925
630,000	Hercules, Inc., 6.750%, 10/15/2029 (c)	620,550
500,000	Huntsman International LLC, 7.875%, 11/15/2014 (a)	506,250
825,000	Lyondell Chemical Co., 11.125%, 07/15/2012 (c)	891,000
585,000	Nalco Co., 8.875%, 11/15/2013 (c)	622,294
463,000	Rockwood Specialties Group, Inc., 10.625%, 05/15/2011 (c)	495,410
250,000	Westlake Chemical Corp., 6.625%, 01/15/2016	243,125
		4,330,554
Commercial Services & Supplies (4.2%)
500,000	Acco Brands Corp., 7.625%, 08/15/2015 (c)	493,750
1,360,000	Adesa, Inc., 7.625%, 06/15/2012 (c)	1,411,000
750,000	Corrections Corporation of America, 6.250%, 03/15/2013	747,187
500,000	FTI Consulting, Inc., 7.750%, 10/01/2016 (a)	521,250
		3,173,187
The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2006

SHARES OR PRINCIPAL AMOUNT		VALUE

Communications (7.6%)
$750,000	Cincinnati Bell, Inc., 8.375%, 01/15/2014 (c)	$774,375
500,000	Citizens Communications Co., 6.250%, 01/15/2013 (c)	493,125
500,000	Intelsat Bermuda Ltd., 11.250%, 06/15/2016 (a)(e)	551,250
610,000	Intelsat Subsidiary Holding Co. Ltd., 9.614%, 01/15/2012 (b)(e)	618,387
1,110,000	Qwest Communications International, Inc., 7.250%, 02/15/2011 (c)	1,140,525
440,000	Rogers Wireless, Inc., 9.625%, 05/01/2011 (c)(e)	501,600
520,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (e)	566,800
1,000,000	Windstream Corp., 8.125%, 08/01/2013 (a)(c)	1,087,500
		5,733,562
Construction Materials (1.3%)
1,005,000	U.S. Concrete, Inc., 8.375%, 04/01/2014 (c)	987,413

Containers & Packaging (6.2%)
500,000	Ball Corp., 6.625%, 03/15/2018 (c)	498,750
500,000	Berry Plastic Holdings Corp., 8.875%, 09/15/2014 (a)	510,000
500,000	Graham Packaging Co., 8.500%, 10/15/2012 (c) .	507,500
1,100,000	Graphic Packaging International Corp., 9.500%, 08/15/2013 (c)	1,166,000
500,000	Jefferson Smurfit Corp., 8.250%, 10/01/2012	490,000
1,475,000	Owens-Brockway, 8.250%, 05/15/2013 (c)	1,532,156
		4,704,406
Distribution / Wholesale (1.4%)
1,000,000	VWR International, Inc., 8.000%, 04/15/2014 (c)	1,035,000

Drawing & Insulating of Nonferrous Wire (1.5%)
1,080,000	Superior Essex Communications & Essex Group LLC, 9.000%, 04/15/2012 (c)	1,128,600

Electric, Gas & Sanitary Services (9.1%)
900,000	Atlas Pipeline Partners LP, 8.125%, 12/15/2015	929,250
500,000	Dynegy, Inc., 8.375%, 05/01/2016	527,500
250,000	Edison Mission Energy, 7.500%, 06/15/2013	262,500
667,840	Midwest Generation LLC, 8.560%, 01/02/2016 (c)	736,711
1,000,000	Mirant North America LLC, 7.375%, 12/31/2013	1,020,000
1,000,000	NRG Energy, Inc., 7.250%, 02/01/2014 (c)	1,010,000
1,120,000	Pacific Energy Partners LP, 7.125%, 06/15/2014 (c)	1,150,643
710,000	Targa Resources, Inc., 8.500%, 11/01/2013 (a)	718,875
500,000	Transcontinental Gas Pipeline, 6.400%, 04/15/2016 (c)	507,500
		6,862,979
Electronic, Other Electrical Equipment, Except Computers (1.9%)
500,000	L-3 Communications Corp., 6.375%, 10/15/2015	497,500
500,000	Nexstar Financial Holdings LLC, 0.000%, 04/01/2013 (d)	450,625
500,000	Sanmina-SCI Corp., 8.125%, 03/01/2016	486,250
		1,434,375
Fabricated Metal Products, Except Machinery & Transportation Equipment (1.6%)
1,205,000	Novelis, Inc., 7.250%, 02/15/2015 (a)(c)	1,171,863

Food & Kindred Products (1.6%)
1,000,000	Del Monte Corp., 6.750%, 02/15/2015 (c)	995,000
250,000	Dole Food Co., Inc., 7.250%, 06/15/2010	239,375
		1,234,375

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2006

SHARES OR PRINCIPAL AMOUNT		VALUE

Health Care Providers & Services (0.7%)
$10,000	HCA, Inc., 6.250%, 02/15/2013	$8,875
500,000	HCA, Inc., 9.250%, 11/15/2016 (a)	536,875
10,000	Tenet Healthcare Corp., 7.375%, 02/01/2013	9,238
		554,988
Health Services (3.6%)
955,000	Davita, Inc., 7.250%, 03/15/2015 (c)	978,875
750,000	Omnicare, Inc., 6.875%, 12/15/2015	744,375
1,000,000	Res-Care, Inc., 7.750%, 10/15/2013 (c)	1,030,000
		2,753,250
Heavy Construction Equipment Rental & Leasing (1.3%)
500,000	Rental Service Corp., 8.870%, 11/21/2013 (a)	503,875
500,000	United Rentals North America, Inc., 6.500%, 02/15/2012	496,250
		1,000,125
Home Furniture, Furnishings & Equipment Stores (1.0%)
750,000	Gregg Appliances, Inc., 9.000%, 02/01/2013	720,000

Hotels, Restaurants & Leisure (9.0%)
500,000	Boyd Gaming Corp., 7.125%, 02/01/2016	500,000
500,000	Ginn-LA CS Borrower LLC, 12.270% (a)	415,000
590,000	Host Marriott LP, 7.125%, 11/01/2013	606,225
500,000	Las Vegas Sands Corp., 6.375%, 02/15/2015	486,875
750,000	MGM Mirage, 6.625%, 07/15/2015	718,125
500,000	MGM Mirage, 6.875%, 04/01/2016	482,500
500,000	Penn National Gaming, 6.750%, 03/01/2015	492,500
1,000,000	Pinnacle Entertainment, Inc., 8.250%, 03/15/2012 (c)	1,015,000
1,075,000	Vail Resorts, Inc., 6.750%, 02/15/2014 (c)	1,080,375
1,000,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (c) .	998,750
		6,795,350
Industrial & Commercial Machinery (2.7%)
1,185,000	Case Corp., 7.250%, 01/15/2016 (c)	1,205,737
800,000	Terex Corp., 7.375%, 01/15/2014 (c	816,000
		2,021,737
Insurance (0.6%)
500,000	Stingray Partnership Trust, 5.902% (a)	475,000

IT Services (1.1%)
760,000	Sungard Data Systems, Inc., 9.125%, 08/15/2013	801,800

Measuring Instruments, Photo Goods, Watches (1.4%)
775,000	DRS Technologies, Inc., 6.875%, 11/01/2013 (c)	784,687
250,000	DRS Technologies, Inc., 7.625%, 02/01/201	258,750
		1,043,437
Media (0.7%)
500,000	Idearc, Inc., 8.000%, 11/15/2016 (a)	510,000

Medical Equipment Rental & Leasing (2.5%)
1,775,000	Universal Hospital Services, Inc., 10.125%, 11/01/2011 (c)	1.903,688

Multiline Retail (1.1%)
750,000	Neiman Marcus Group, Inc., 10.375%, 10/15/2015	838,125

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2006

SHARES OR PRINCIPAL AMOUNT		VALUE

Non-depository Credit Institutions (2.7%)
$1,000,000	Ford Motor Credit Co., 8.000%, 12/15/2016	$989,819
1,000,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	1,047,371
		2,037,190
Oil & Gas (4.6%)
450,000	Chesapeake Energy Corp., 6.625%, 01/15/2016 (c)	449,437
405,000	Chesapeake Energy Corp., 7.500%, 09/15/2013 (c)	423,731
790,000	El Paso Production Holding Co., 7.750%, 06/01/2013 (c)	830,488
750,000	Range Resources Corp., 7.500%, 05/15/2016	772,500
500,000	Williams Companies, Inc., 7.500%, 01/15/2031 (c)	521,250
500,000	Williams Partners LP, 7.250%, 02/01/2017 (a)	512,500
		3,509,906
Paper & Forest Products (6.1%)
750,000	Boise Cascade LLC, 7.125%, 10/15/2014 (c)	729,375
1,000,000	Buckeye Technologies, Inc., 8.500%, 10/01/2013 (c)	1,060,000
500,000	Cenveo Corp., 7.875%, 12/01/2013	482,500
1,400,000	Georgia-Pacific Corp., 7.375%, 12/01/2025 (c)	1,372,000
450,000	Neenah Paper, Inc., 7.375%, 11/15/2014 (c)	432,000
500,000	Verso Paper Holdings LLC, 9.125%, 08/01/2014 (a)	523,750
		4,599,625
Personal Products (2.4%)
800,000	Elizabeth Arden, Inc., 7.750%, 01/15/2014 (c)	810,000
1,000,000	NBTY, Inc., 7.125%, 10/01/2015 (c)	985,000
		1,795,000
Pharmaceutical Preparations (0.7%)
500,000	Chattem, Inc., 7.000%, 03/01/2014	495,000

Printing, Publishing & Allied Industries (4.4%)
500,000	Nielsen Finance LLC/Corp., 10.000%, 08/01/2014 (a)	544,375
1,110,000	RH Donnelley Corp., 6.875%, 01/15/2013 (c)	1,069,763
655,000	Sun Media Corp., 7.625%, 02/15/2013	667,281
1,055,000	Warner Music Group, 7.375%, 04/15/2014 (c)	1,049,725
		3,331,144
Real Estate Investment Trusts (REITs) (2.1%)
750,000	Senior Housing Properties Trust, 8.625%, 01/15/2012 (c)	817,500
750,000	Tower 2006-1 F, 7.036%, 02/15/2036 (a)(c)	763,481
		1,580,981
Refuse Systems (1.1%)
880,000	Allied Waste North America, 5.750%, 02/15/2011	855,800

Semiconductor & Semiconductor Equipment (1.3%)
1,000,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016, Cost - $1,000,000; Acquired - 11/16/2006 (a)	1,006,250

Special Purpose Entity (3.4%)
500,000	C & M Finance Co. Ltd., 8.100%, 02/01/2016 (a)(c)	514,736
1,000,000	Dow Jones CDX NA HY 6 Trust 1, 8.625%, 06/29/2011 (a)	1,041,800
960,000	Trains HY - 1 - 2006, 7.548%, 05/01/2016 (a)	981,291
		2,537,827

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2006

SHARES OR PRINCIPAL AMOUNT		VALUE

Television Broadcasting Stations (3.0%)
$1,000,000	Lin Television Corp., 6.500%, 05/15/2013 (c)	$957,500
1,235,000	Sinclair Broadcast Group, Inc., 8.000%, 03/15/2012 (c)	1,281,313
		2,238,813
Textiles, Apparel & Luxury Goods (2.8%)
1,500,000	Brown Shoe, Inc., 8.750%, 05/01/2012 (c)	1,590,000
500,000	Hanesbrands, Inc., 8.734%, 12/15/2014 (a)(b)	511,250
		2,101,250
Tobacco (1.4%)
1,000,000	Alliance One International, Inc., 11.000%, 05/15/2012 (c)	1,070,000

Transportation (4.1%)
750,000	Hertz Corp., 8.875%, 01/01/2014 (a)	789,375
1,665,000	TFM SA de CV, 9.375%, 05/01/2012 (c)(e)	1,785,713
500,000	U.S. Shipping Partners LP, 13.000%, 08/15/2014 (a)(c)	527,500
		3,102,588
Transportation Equipment (3.9%)
835,000	Tenneco Automotive, Inc., 8.625%, 11/15/2014	855,875
1,280,000	TRW Automotive Acquisition, 9.375%, 02/15/2013	1,379,200
645,000	United Components, Inc., 9.375%, 06/15/2013	670,800
		2,905,875
Wholesale Trade (2.8%)
1,055,000	Fastentech, Inc., 11.500%, 05/01/2011 (c)	1,115,663
1,000,000	Vedanta Resources PLC, 6.625%, 02/22/2010 (a)(c)(e)	988,326
		2,103,989
	Total corporate bonds (cost $98,440,238)	99,967,409

FOREIGN GOVERNMENT BONDS (2.5%)
1,000,000	Federated Republic of Brazil, 10.500%, 07/14/2014 (c)(e)	1,267,500
620,000	Federated Republic of Brazil, 7.375%, 02/05/2025 (e)	638,600
	Total foreign government bonds (cost $1,689,171)	1,906,100

SHORT-TERM INVESTMENTS (0.1%)
60,473	AIM Liquid Assets, 5.260%	60,473
	Total short-term investments (cost $60,473)	60,473

	Total investments - 135.0% of net assets (cost $100,189,882) (f)	$101,933,982
	Liabilities, less other assets (35.0%)	(26,422,225)
	Total Net Assets (100.00%)	$75,511,757

____________
(a)	Restricted under Rule 144A of the Securities Act of 1933.
(b)	Variable Rate - The rate reported is the rate in effect as of December 31, 2006.
(c)	All or a portion of these securities were included in a pledge account (Note 7)
(d)	Security has a stepped rate - The rate reported is as of December 31, 2006.
(e)	Foreign security or a U.S. security of a foreign company.
(f)	The cost basis of investments for federal income tax purposes at December 31, 2006 was as follows*:
Tax unrealized appreciation	$2,632,921
Tax unrealized depreciation	(3,214,766)
Total tax unrealized appreciation (depreciation)	$(581,645)
*	Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Assets and Liabilities
December 31, 2006 (unaudited)

Assets:
Investments at cost	$100,189,882
Investments at value	$101,933,982
Interest receivable	2,167,704
Cash	2,739
Other assets	12,998
Total assets	104,117,423

Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	72,001
Accrued expenses	82,930
Distribution payable	410,380
Interest payable	166,160
Line of credit payable	27,874,195
Total liabilities	28,605,666
Net assets	$75,511,757
Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Distribution in excess of net investment income	(324,269)
Accumulated net realized loss on investments	(27,117,880)
Net unrealized appreciation on investments	1,744,100
Net assets	$75,511,757
Shares outstanding	6,839,661
Net asset value per share	$11.04

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Operations
For the six months ended December 31, 2006 (unaudited)

Investment Income:
Interest	$3,940,747
Total investment income	3,940,747
Expenses:
Investment advisory fees	456,078
Shareholders service fees	50,676
Administration fees	37,485
Legal fees	35,847
Trustees' fees	28,849
Audit fees	12,906
Registration and filing fees	11,785
Reports — printing	8,020
Transfer agent fees	7,391
Custodian fees	3,461
Other	3,366
Total expenses before interest expense	655,864
Interest expense	847,889
Total expenses	1,503,753
Expense reimbursement (Note 4)	(91,217)
Total expenses	1,412,536
Net investment income	2,528,211
Net realized and unrealized gain on investments:
Net realized loss on sales of investments	(34,024)
Net change in unrealized appreciation (depreciation) of investments	4,032,271
Net realized and unrealized gain on investments	3,998,247
Net increase in net assets from operations	$6,526,458

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Changes in Net Assets
For the six months ended December 31, 2006 (unaudited) and the year ended June 30, 2006

	December 31,	2006	June 30, 2006
Operations:
Net investment income		$2,528,211	$5,696,580
Net realized loss on sales of investments		(34,024)	(559,440)
Net change in unrealized appreciation (depreciation) of investments		4,032,271	(4,618,586)
Net increase from operations		6,526,458	518,554

Distributions to shareholders:
Net investment income		(2,556,324)	(5,811,660)
Net decrease from distributions		(2,556,324)	(5,811,660)
Total increase (decrease) in net assets		3,970,134	(5,293,106)

Net assets:
Beginning of period		71,541,623	76,834,729
End of period		$75,511,757	$71,541,623

Shares outstanding:
Beginning of period		6,839,661	6,839,661
End of period		6,839,661	6,839,661

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Cash Flows
For the six months ended December 31, 2006 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$3,730,643
Interest expense paid	(817,380)
Operating expenses paid	(594,902)
Proceeds from sales of investments	24,847,649
Purchases of investments	(28,549,184)
Net decrease in short-term investments	1,178,198
Net cash used in operating activities	(204,976)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0)	(2,607,621)
Increase in loans outstanding	3,775,000
Decrease in loans outstanding	(1,700,000)
Net cash used in financing activities	(532,621)
Net decrease in cash	(737,597)
Cash at beginning of period	740,336
Cash at end of period	$2,739

Reconciliation of Net Investment Income to Net Cash Used In Operating Activities:
Net investment income	$2,528,211
Net increase in interest receivable	(229,290)
Net decrease in other assets	5,641
Net decrease in payable to Conseco, Inc. subsidiaries	(4,301)
Net decrease in accrued expenses	(31,595)
Net increase in interest payable	30,509
Proceeds from sales of investments	24,847,649
Purchases of investments	(28,549,184)
Net decrease in short-term investments	1,178,198
Accretion and amortization of discounts and premiums	19,186
Net cash used in operating activities	$(204,976)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Financial Highlights

	For the Six Months Ended
	December31, 2006	For the Year Ended June 30,
	(unaudited)	2006	2005	2004	2003	2002

Net asset value per share, beginning of period	$10.46	$11.23	$10.80	$10.20	$7.81	$9.28
Income from investment operations (a):
Net investment income	0.37	0.83	0.86	0.94	0.96	1.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.58	(0.75)	0.43	0.60	2.38	(1.47)
Net increase (decrease) from investment operations	0.95	0.08	1.29	1.54	3.34	(0.46)

Distributions:
Net investment income	(0.37)	(0.85)	(0.86)	(0.94)	(0.95)	(1.01)
Net decrease from distributions	(0.37)	(0.85)	(0.86)	(0.94)	(0.95)	(1.01)
Net asset value per share, end of period	$11.04	$10.46	$11.23	$10.80	$10.20	$7.81
Per share market value, end of period	$9.81	$9.04	$10.13	$9.60	$10.17	$7.82
Total return (b)(e)	12.81%	(2.46%)	14.84%	3.30%	45.80%	(7.60%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$75,512	$71,542	$76,835	$73,876	$69,755	$53,170
Ratios of expenses to average net assets (c)
Before expense reimbursement (f)	4.05%	4.15%	3.13%	2.38%	2.84%	3.13%
After expense reimbursement (f)	3.80%	4.04%	3.13%	2.38%	2.84%	3.13%
Ratios of operating expenses to average net assets (d)
Before expense reimbursement (f)	1.77%	2.00%	1.85%	1.79%	1.98%	1.93%
After expense reimbursement (f)	1.52%	1.89%	1.85%	1.79%	1.98%	1.93%
Ratios of net investment income to average net assets	6.87%	7.61%	7.60%	8.77%	11.43%	11.47%
Portfolio turnover (e)	25%	46%	150%	113%	112%	248%

____________
(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.
(b)
Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)
The Fund’s Shareholder Servicing Agent and Investment Adviser have contractually agreed to waive their respective fees as defined in Note 4. These contractual limits may be discontinued at any time after June 30, 2007.

(d)	Excluding interest expense.
(e)	Not annualized for periods of less than one year.
(f)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2006

1. ORGANIZATION

The 40|86 Strategic Income Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At December 31, 2006, Conseco, Inc. (“Conseco”) owned 15,805 shares, or 2.3%, of the Fund’s common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Transactions, Security Valuation and Related Investment Income
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the first-in, first-out method for both financial reporting and income tax reporting purposes. The Fund holds investments that are restricted as to resale with a cost of $19,481,801 and a market value of $19,856,392 under Rule 144A of the Securities Act of 1933. These securities represent 26.30% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the broadest and most representative market, and it is expected that for debt securities, this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under policies adopted by the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains
The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes
For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005 were as follows:

Ordinary income (2006)	$5,928,914
Ordinary income (2005)	5,787,722

At June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Distribution in excess of ordinary income	$(296,156)
Capital loss and other loss carryovers	(27,046,082)
Accumulated earnings	(27,342,238)
Unrealized appreciation — Tax	(2,325,945)
Total accumulated earnings (deficit)	$(29,668,183)

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to post-October losses.

During the year ended June 30, 2006, the Fund used capital loss carryforwards of $296,520. As of June 30, 2006, the Fund had a total capital loss carryover of $26,465,267, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $16,623,489 will expire in 2009, $5,367,863 in 2010 and $4,473,915 in 2011.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2006

In addition, the Fund will elect to treat capital losses of $580,815 incurred during the period November 1, 2005 through June 30, 2006 as having been incurred in the following fiscal year.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. OTHER EXPENSES

The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40|86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting and $750 for each separate committee meeting attended in-person. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement
The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The Adviser has contractually agreed to waive its advisory fee to an annual rate of 0.80 percent of Managed Assets through June 30, 2007. The Adviser may discontinue this limit any time after June 30, 2007. The net fees incurred for such services for the six months ended December 31, 2006 were $405,402.

Shareholder Servicing Agreement
Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent (the “Agent”) to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Agent has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2007. The Agent may discontinue this limit any time after June 30, 2007. The net fees incurred for such services for the six months ended December 31, 2006 were $10,135.

5. SERVICE AGREEMENTS

The Fund contracts for certain accounting and administration services with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS will receive a monthly fee equal to an annual rate of 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $200 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $300 million, subject to a minimum monthly charge of $5,833.

The Fund contracts for custodial services with U.S. Bank, National Association (“USB”). For its services, USB will receive a monthly fee equal to an annual rate of 0.004 percent of the average daily market value of the Fund’s assets, subject to a minimum monthly charge of $500.

The Fund contracts for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.

6. PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $27,051,559 and $24,847,649, respectively, for the six months ended December 31, 2006.

7. INDEBTEDNESS

The Fund expects to use financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to use leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

Loan Agreement
The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. Loans under the Agreement are callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2006

percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Loans made monthly under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company, as pledgee, effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. Portfolio securities with an aggregate value of $57,254,213 were included in the pledge account at December 31, 2006.

Borrowings at December 31, 2006 totaled $27.9 million and the interest rate on such borrowings was 6.0625 percent.

Average daily balance of loans outstanding during the six months ended December 31, 2006	$26,830,580
Weighted average interest rate for the six months	6.01%
Maximum amount of loans outstanding at any month-end during the six months ended December 31, 2006	$27,874,195
Maximum percentage of total assets at any month-end during the six months ended December 31, 2006	26.77%
Amount of loans outstanding at December 31, 2006	$27,874,195
Percentage of total assets at December 31, 2006 . . .	26.77%

8. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under there arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

9. NEW ACCOUNTING POLICIES

FASB Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) to create a single model to address accounting for uncertainty in tax positions. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is evaluating the implications of FIN 48, and its impact, if any, on the Fund’s financial statements has not yet been determined.

Statement of Financial Accounting Standards No. 157
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”). The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of SFAS 157, and its impact, if any, on the Fund’s financial statements has not yet been determined.

40 | 86 Strategic Income Fund	Semi-Annual Report
Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by Computershare Trust Company, N.A. (“CSS”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by CSS as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to CSS, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants‘ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant‘s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium. The DRIP Agent maintains all shareholders ‘ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder ‘s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends. Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP. If the market price (plus commissions) of the Fund‘s shares is above their net asset value, participants of the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their

40 | 86 Strategic Income Fund	Semi-Annual Report
Automatic Dividend Reinvestment Plan (unaudited)

shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the DRIP Agent at Computershare, P.O. Box 43010, Providence, RI 02940-3010.

Meeting of Shareholders - December 15, 2006 (unaudited)

Proposal 1 -
Elect two trustees to the Board of Trustees

Class I Trustee: Diana H. Hamilton	Shares Voted	Percent of Shares Outstanding	Percent of Shares Voted
Voted	6,197,988.740	90.618%	98.845%
Unvoted	72,438.000	1.059%	99.012%
Total	6,270,426.740	91.677%	100.000%

Class I Trustee: R. Matthew Neff
Voted	6,198,906.740	90.632%	98.859%
Unvoted	71,520.000	1.046%	99.011%
Total	6,270,426.740	91.677%	100.000%

40 | 86 Strategic Income Fund	Semi-Annual Report
Board of Trustees and Officers (unaudited)

INDEPENDENT TRUSTEES

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
Diana H. Hamilton (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Chairman and Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Vincent J. Otto (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006
Chief Executive Officer, Commerce Street Venture Fund, a financial company engaged in assisting with raising capital. Formerly, Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Formerly, Director, Federal Home Loan Bank of Indianapolis. Trustee of one other mutual fund managed by the Adviser.

Steven R. Plump (54) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company. Trustee of one other mutual fund managed by the Adviser.

INTERESTED TRUSTEES AND OFFICERS
Audrey L. Kurzawa* (39) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Senior Vice President and Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Daniel Murphy (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	President, Conseco Services, LLC; Senior Vice President and Treasurer, Conseco, Inc. and various affiliates. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005
Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Formerly, Partner at Baker & Daniels, Law firm. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

William T. Devanney (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (39) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Second Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

____________
*
The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates. Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.

All Trustees oversee the six portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (5).

INVESTMENT ADVISER 40|86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Indianapolis, IN	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP Washington, DC

TRANSFER AGENT Computershare Trust Company, N.A. Providence, RI	CUSTODIAN U.S. Bank, N.A. Milwaukee, WI

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT CERTIFICATIONS
In January 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

40|86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, IN 46032
800-852-4750
www/4086.com/strategicincomefund

40|86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, IN 46032

Item 2.  Code of Ethics.
Not applicable for semi-annual reports.
Item 3.  Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4.  Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6.  Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable for semi-annual reports.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
[Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).  Identification of equity purchases to be reported according to this section should be determined by client and fund counsel.]

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/06 – 7/31/06)	None	None	None	None
Month #2 (8/1/06 – 8/31/06)	None	None	None	None
Month #3 (9/1/06 – 9/30/06)	None	None	None	None
Month #4 (10/1/06 – 10/31/06)	None	None	None	None
Month #5 (11/1/06 – 11/30/06)	None	None	None	None
Month #6 (12/1/06 – 12/31/06)	None	None	None	None
Total	None	None	None	None

[Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:  Not applicable
a.         The date each plan or program was announced
b.         The dollar amount (or share or unit amount) approved
c.         The expiration date (if any) of each plan or program
d.         Each plan or program that has expired during the period covered by the table
e.         Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.]

Item 10.  Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.
(a)                The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures  (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended  (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that  includes the  disclosure required by this paragraph, based on their evaluation of these controls and  procedures  required by Rule  30a-3(b)  under the 1940 Act (17 CFR 270.30a-3(b))  and Rules  13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)               There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)   Any code of ethics or amendment thereto.  Not applicable for semi-annual reports.
(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(a)(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                       40|86 Strategic Income Fund

By (Signature and Title)            /s/         Audrey L. Kurzawa
                                                Audrey L. Kurzawa, President
                                                (principal executive officer)

Date       3/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/        Audrey L. Kurzawa
                                                Audrey L. Kurzawa, President
                                                (principal executive officer)

Date     3/7/07

By (Signature and Title)            /s/         Daniel J. Murphy
                                                Daniel J. Murphy, Treasurer
                                                (principal financial officer)

Date     3/7/07